UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8‑K/A (Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2004
CLECO CORPORATION
(Exact name of registrant as specified in its charter)
Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

This Form 8-K/A (Amendment No. 2) amends Cleco Corporation's Current Report on Form 8-K dated September 1, 2004 and filed with the Securities and Exchange Commission on September 2, 2004 (the "Current Report").  The Audited Consolidated Financial Statements of Acadia Power Partners, LLC and subsidiary at December 31, 2003 and 2002 and for the years ended December 31, 2003, 2002 and 2001 filed as Exhibit 99.1 to the Current Report inadvertently omitted the signature of the independent auditors on the Report of Independent Auditors included on page 1 thereof.  Such financial statements, including the independent auditors' report with the independent auditors' signature, are refiled in their entirety as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.
23.1 Consent of Independent Accountants.

99.1 Audited Consolidated Financial Statements of Acadia Power Partners, LLC and subsidiary at December 31, 2003 and 2002 and for the years ended December 31, 2003, 2002 and 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO CORPORATION

Date: September 22, 2004 By: /s/ R. Russell Davis
R. Russell Davis
Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Exhibit Description
23.1	Consent of Independent Accountants

99.1	Audited Consolidated Financial Statements of Acadia Power Partners, LLC and subsidiary at December 31, 2003 and 2002 and for the years ended December 31, 2003, 2002 and 2001.